Exhibit 99.1

This presentation includes certain financial measures that have not been prepared in a manner that complies with generally accepted accounting principles in the United States (“GAAP”), including EBITDA, Adjusted EBITDA, Pro Forma Net Revenue, Free Cash Flow, Station Operating Income and Pro Forma Station Operating Income (collectively, the “non-GAAP financial measures”). In addition, this presentation includes certain calculations provided for under the financial maintenance covenants contained in the Company’s senior credit facility.   These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income from operations, net revenue, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under GAAP.  Management believes that these non-GAAP financial measures provide meaningful information to investors because they provide insight into how effectively we operate our business.  You should be aware that these non-GAAP financial measures may not be comparable to similarly-titled measures used by other companies. See the Appendix for a reconciliation of each of the non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP. Statements in this presentation that are “forward-looking statements” are based upon current expectations and assumptions, and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “believe,” “plan,” “intends,” “expects,” “expected,” “anticipates” or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in our reports filed with the SEC including in our annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherit risks and uncertainties and may be impacted by several facts including: external economic forces that could have a material adverse impact on our advertising revenues and results of operations; the ability of our radio stations to compete effectively in their respective markets for advertising revenues; our ability to respond to changes in technology, standards and services that affect the radio industry; audience acceptance of our content, particularly our radio programs; our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends; our dependence on federally issued licenses subject to extensive federal regulation; the risk that our FCC broadcasting licenses and/or goodwill could become impaired; the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute its programming; disruptions or security breaches of our information technology infrastructure; actions by the FCC or new legislation affecting the radio industry; the loss of key personnel; the fact that we are controlled by the Beasley family, which creates difficulties for any attempt to gain control of us; the effect of future sales of Class A common stock by the Beasley family or the former stockholders of Greater Media; and other economic, business, competitive, and regulatory factors affecting our businesses. Our actual performance and results could differ materially because of these factors and other factors discussed in the “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our SEC filings, including but not limited to our annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC, www.sec.gov, or our website, www.bbgi.com. All information in this presentation is as of February 28, 2018, and we undertake no obligation to update the information contained herein to actual results or changes to our expectations. FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

COMPANY HIGHLIGHTS Disciplined and Experienced Management Team 7 Leading Local Broadcast Media Company 1 Attractive Industry and Scaled Digital Platform 6 Diversified Format, Advertisers, and End Markets 3 Sizeable Clusters with Strong In-Market Competitive Positioning 2 Modest Leverage, Track Record of De-Leveraging and Significant Equity Support 5 Strong Financial Profile with Robust Free Cash Flow 4

EXPANDED GEOGRAPHIC REACH AND INCREASED SCALE 63 stations across 15 attractive markets reaching ~18.1 million unique consumers per week1 ATLANTA (8) AUGUSTA (109) BOCA RATON (48) BOSTON (10) CHARLOTTE (24) FAYETTEVILLE (129) DETROIT (12) FT. MYERS (60) LAS VEGAS (31) NEW JERSEY2 (42) (53) (120) WILMINGTON (79) PHILADELPHIA (9) TAMPA (19) Weekly Cume defined as listeners aged 12+ years old Monday through Sunday 6am-12am as of 12/31/2017 New Jersey markets include Middlesex (DMA #42), Monmouth (DMA #53) and Morristown (DMA #120) Beasley Broadcast Group Operations – Market (DMA)

BEASLEY STRATEGIC OBJECTIVES Robust Free Cash Flow Digital Initiatives Modest Leverage Focus on Accretive Consolidation Opportunities Leading Local Audio Focused Media Company

EXECUTIVE SUMMARY Leading Local Audio-Focused Media Company #4 ranked radio group based on 2016 radio-only revenues with 18.1 million listeners weekly 63 stations across 15 markets. Average 25.2% market share in Top 25 Markets which account for 76% of net revenues Beasley radio clusters ranked top 3 in market share in 13 of 14 markets that are rated, (1) driven by compelling power ratios Strong local brands with attractive and diverse programming formats Focused on Accretive Consolidation Opportunities Asset exchange with Entercom provided net incremental EBITDA of $3.8mm in 2017 and increased original content. Acquired Greater Media for cash and stock in 2016 Uniquely positioned in the larger radio markets Robust Free Cash Flow Track record of free cash flow growth Low CapEx results in strong free cash flow of $22.6 million in 2017, 54.5% conversion (2) Pro Forma LTM 12/31/17 Adjusted EBITDA less CapEx of $47.9 million (2) We successfully re-financed our senior secured debt, resulting in a 200 bsp reduction in our interest rate Modest Leverage Pro Forma LTM 12/31/17 Net Revenue and Adjusted EBITDA are $250.6 million and $52.1 million respectively Target leverage of < 4.0x, supported by conservative capital structure History of deleveraging while returning capital to shareholders $43 million cumulative debt reduction in 2017 (net of WBZ transaction) Disciplined and Experienced Management Team Experienced management team (35 years average) with a proven track record of performance and acquisition integration Management team economically aligned with financial performance, given significant equity stake Digital Initiatives Strong digital presence with 11.6 million online streaming sessions per month, 68 million page views in 2017 and over 842 thousand downloads of 64 station-branded apps in 2017 Expanding presence in voice search, podcasting and mobile apps (1) According to Nielsen Audio Ratings (2) See Appendix for reconciliation and information regarding non-GAAP measures

RECENT TRANSACTIONS CATAPULT BEASLEY TO ONE OF THE TOP FOUR RADIO BROADCASTING GROUPS Source: SNL Financial. Beasley reflects Proforma including the WBZ/WMJX swap.

STRONG FINANCIAL PROFILE IN THE INDUSTRY Source: Comparable company information sourced from public filings and supplemental materials. (1) Beasley figures are pro forma as of 12/31/17; Saga and Entercom are pro-forma for respective transactions as of ##/##/##; Emmis is as of 11/30/17; all others are as of 9/30/17 (2) iHeart Adjusted EBITDA Margin for iHeartMedia ONLY; all other charts include entire iHeart business (2) Interest Coverage defined as Pro Forma Adjusted EBITDA less CapEx divided by interest expense Median: 2.5x Pro Forma Interest Coverage (LTM) (1)(3) Adjusted EBITDA Margin (LTM)(1)(2) Median: 19.6% Median: 8.6% Free Cash Flow / Total Debt (LTM) (1) Net Debt Adjusted Net Leverage(1) Median: 5.0x

BEASLEY BROADCAST GROUP

ATTRACTIVE INDUSTRY FUNDAMENTALS

Radio remains a highly relevant medium for local advertisers

Engaged Audience / Greatest Reach
Radio is the #1 reach medium in the U.S., reaching ~97% of American adults and 96% of Millennials monthly [1]

Seamless High-Impact Cross Platform Marketing Solutions
On-air, onsite, online and on-demand

Continues to dominate audio listening
Broadcast radio's 51% share of listening is the highest of all other audio options, including SiriusXM (7.5%), streaming audio (15%) and owned music, i.e. CDs, Digital music files (15%) [2]

Cost effective "call to action," time-sensitive messaging
Low cost for high reach is an attractive media option for many advertisers in the fragmented media landscape

Radio listening remains steady in the face of increased audio competition
The average adult spends 2 hours and 43 minutes/day with AM/FM radio [3]

Large Accessible/Captive Commuter Audience
- *The average commuter spends 42 hours/year stuck in traffic* [3,4]
- *89% of those commuting by auto commute alone* [3,4]
- *69% of all in-car audio is to AM/FM radio* [3,4]
- *AM/FM radio has an 89% share of all ad-supported in-car audio* [3,4]

Positive Payback to Advertiser's Bottom Line
Average payback per $1.00 investment is $10.00 across multiple ad verticals [5]

Delivers the last message/Closest to the point of purchase
Radio remains the most mobile of all media including "Mobile" as the majority mobile data usage occurs in-home. Two of radio's key benefits are the ability of it's messaging to target-in-time when the consumer is close to the point-of-purchase [6]

Data/Analytics/Attribution
Via Veritone, Analytic Owl and Nielsen's Rhiza, we are now able to quantify and provide advertisers with proof-of-performance data in terms of web visits directly attributed to their campaign, web pages viewed and time spent on the site, instant quantification of DJ chatter/mentions, live endorsements and commercial impressions by gender and demo

(1) Source: Nielsen Total Audience Report Q2 2017.
(2) Source: Edison Research "Share of Ear" study Q3-Q4 2016/Q2 2017 persons 18+.
(3) Source: Nielsen Q2 2017 Total Audience Report. Figure based on users of radio.
(4) Source: Traffic firm INRIX 2017, 2016 ACS data.
(5) Source: Nielsen ROAS studies 2014-2016.
(6) Nielsen, RAB, USA Touchpoints.

9

OVERVIEW OF KEY MARKETS Source: Miller Kaplan and company materials Note: Statistics are Pro Forma for the net contribution of the WBZ/WMJX exchange (1) Year ended 12/31/2017 Market % of BBGI Net Revenue (1) Market Rank ’17 Market Revenue ($mm) Market Stations (AM / FM) Beasley Stations (AM / FM) Beasley Market Share Key Beasley Stations Podcast Brands Boston 28% 10 $229 60 (38 / 22) 6 (1 / 5) 32.7% Philadelphia 18% 9 $212 42 (24 / 18) 7 (3 / 4) 22.0% Charlotte 10% 24 $81 53 (34 / 19) 6 (1 / 5) 33.8% Tampa 11% 19 $124 44 (24 / 20) 6 (1 / 5) 23.5% Detroit 9% 12 $170 24 (5 / 19) 3 (0 / 3) 14%

Online Presence and Streaming Ranked 7th among all radio broadcasters, with 11.6 million streaming sessions per month (three-month average) 68 million page views to 64 station websites in 2017; mobile devices account for ~75% of all website visits We are averaging 2.4 million unique visitors to our websites each month with more than 88 million listening hours in 2017 Mobile Apps Over 842,000 downloads of 64 station-branded apps in 2017 Approximately 132,000 listeners use a Beasley station app to access station streams each month We are working on new app features designed to inform, entertain and engage our audiences in ways that are personally relevant to them. We are now able to use non personally identifiable data to better understand consumer behaviors and deliver relevant, timely and action driven information to app users Social Media Engagement Stations have sold nearly $1 million in social media campaigns Stations had nearly 2 million social referrals from Facebook/Instagram to our websites Stations have been “liked” or “followed” more than 2.8 million times across three social media platforms (Facebook, Twitter and Instagram) In 2017, 5.9 million people engaged with our content on social media (six-month average) Podcasting We are averaging over 2.1 million podcast downloads per month from 93 podcasts Note: Pro forma includes the Boston swap of WBZ-FM, the divestiture of the Greenville-New Bern-Jacksonville market and WFNZ in Charlotte, NC. 11 11.6mm Streaming Sessions Per Month 842k Mobile App Downloads in 2017 68mm Station PageViews in 2017 BBGI Digital Platform Positioned for Growth Pro forma Beasley has an established digital presence with digital revenues of $13 million in 2017

BEASLEY BROADCAST GROUP

KEY STATISTICS

Market Statistics (BBGI: NASDAQ)		($ USD in millions except per share)	
Stock Price (1/31/18)	$12.55	Diluted Shares Outstanding	27.8m
52 Week High	$18.19	Market Capitalization	$348.8
52 Week Low	$7.33	Total Debt (as of 12/31/17)	$225.0
Avg. Daily Volume (3 mos.)	15,288	Cash (as of 12/31/17)	$13.9
Avg. Daily Volume (10 day)	11,297	Enterprise Value	$559.9

	3M Ended Dec. 31 (in millions)			Pro forma 12M Ended Dec. 31 (in millions)		
	2017	2016	Chg. YoY (%)	2017	2016	Chg. YoY (%)
Net Revenue	$58.5	$53.7	+9.0%	$250.6	$259.7	-3.5%
Station Operating Income (SOI) (non-GAAP)	$15.0	$16.2	-7.3%	$61.1	$59.1	+3.4%
Adjusted EBITDA (non-GAAP) (1)	$13.2	$17.4	-23.9%	$52.1	$64.2	-18.8%
Free Cash Flow (FCF) (non-GAAP) (1)	$6.4	$11.1	-42.3%	$22.6	$20.6	+9.7%

Source: Company filings, Yahoo Finance, Thomson Eikon

Note: Net Revenue – 3M is actual and 12M is pro forma. SOI – 3M is actual and 12M is proforma. Adjusted EBITDA – both 3M and 12M are pro forma. FCF – both 3M and 12M are actuals.

Proforma is calculated in accordance with our credit agreement and includes Charlotte/New Bern divestitures, certain add-backs, and the WJMX/WBZ swap.

(1) See Appendix for reconciliation and information regarding non-GAAP measures..

12

DIVERSIFIED REVENUE WITH STRONG COMPETITIVE POSITIONS Note: Data based on 12 months 2017 net revenue. (1) Includes Religion/Charities, Barter/Promo/PSA, Agriculture and Traffic Use Only. (2) Includes block programming, network, traffic, talent fee, tower and miscellaneous revenue. By Advertising Category By Revenue Type By Market By Station Format (2)

HISTORICAL REVENUE, SOI AND EBITDA $1.2 $0.2 $4.9 $0.4 $5.9 $0.4 Political Revenue ($ in millions) Revenue ($ in millions) SOI (1) ($ in millions) 30.3% 30.6% 28.6% 29.3% 22.2% 22.6% EBITDA(1) (Margin %) ($ in millions) 24.0% 20.2% 21.7% 17.9% 18.8% 18.0% Capital Expenditures (% of Revenue) ($ in millions) 2.0% 3.9% 2.1% 1.6% 1.8% Source: Company materials. Note: 2016 and 2017 Proforma includes GMI for the full year, the divestiture of GMI Charlotte, New Bern and WFNZ and the Boston swap of WBZ/WMJX. EBITDA reflects Station SOI less Corporate overhead. See Appendix for reconciliation and information regarding non-GAAP measures.

TRACK RECORD OF PERFORMANCE AND STABLE CASH FLOWS Beasley has a strong track record of organic top line performance Actual net revenue has grown steadily from smart acquisitions and continued growth Beasley’s low capex requirements result in stable free cash flow generation Free cash flow of $22.6 million in 2017, 54.5% FCF conversion (1) Proforma LTM 12/31/17 Adjusted EBITDA less CapEx of $47.9 million (1) Actual Net Revenue ($ in millions) Free Cash Flow (1) ($ in millions) Net Revenue (1) See appendix for reconciliation and information regarding non-GAAP measures. Free Cash Flow 54.5% 69.4% 69.6% 54.3%

BEASLEY
BROADCAST GROUP

MODEST LEVERAGE AND TRACK RECORD OF DELEVERAGING

Beasley's management has a proven track record of prudent balance sheet management

- Current gross leverage of 4.3x (net 4.05x) reduced from peak leverage of 7.1x in Q2 2009

Modest leverage with near-term target of <4.0x and track record of de-leveraging

- In 2017, BBGI made voluntary debt repayments of $14.0 million, applied all of the $24.0 million in net proceeds from divestiture of four stations in Charlotte, NC (closed Jan. 2017) and all of the $11.0 million in net proceeds from the divestiture of its Greenville-New Bern-Jacksonville cluster (closed May 2017) towards debt reduction

Active management of capital structure provides flexibility to support growth while returning capital to shareholders

- BBGI declared its eighteenth consecutive quarterly cash dividend in 4Q17

Adjusted Debt / Pro Forma Adjusted EBITDA at Period End (1) (2)


5
4
3
2
1
0
4.6x
3.6x
3.3x
3.1x
3.2x
4.0x
4.1x
2011
2012
2013
2014
2015
2016
2017

	2011	2012	2013	2014	2015	2016	2017
Total Debt	$127	$117	$107	$98	$89	$268	$225
Cum. Debt Pay Down Since 2012		$10	$20	$29	$38	$46.3	$89.3

Note: Financials exclude revenue and expenses from trade and barter.
(1) Adjusted debt is net of cash on balance sheet.
(2) Net leverage per credit facility covenants
(3) 2017 includes 6 million drawdown from the WBZ acquisition
See appendix for reconciliation and information regarding non-GAAP measures..

16

INVESTOR HIGHLIGHTS Disciplined and Experienced Management Team 7 Leading Local Broadcast Media Company 1 Attractive Industry and Scaled Digital Platform 6 Diversified Format, Advertisers, and End Markets 3 Sizeable Clusters with Strong In-Market Competitive Positioning 2 Modest Leverage, Track Record of De-Leveraging and Significant Equity Support 5 Strong Financial Profile with Robust Free Cash Flow 4

BEASLEY
BROADCAST GROUP

Beasley Broadcast Group, Inc. Statement of Operations with reconciliation of Net Income to SOI

	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2017	Three months ended 12/31/2016	Three months ended 12/31/2017	
Net revenue	101,327,661	105,946,670	136,665,344	232,179,463	53,703,990	58,523,448	
Operating expenses:							
Station operating expenses	68,083,940	75,609,147	96,705,989	174,822,164	37,470,413	43,477,851	
LMA fees	-	-					
Corporate general and administrative expenses	8,923,117	8,983,860	10,303,503	15,832,406	2,963,915	4,087,306	
Radio station exchange transaction costs	1,261,318	349,917	6,381,198	963,979	5,180,625	217,909	
Employee termination expenses	521,085	-					0
Other operating expenses	-	-		968,603		96,860	
Depreciation and amortization	2,525,951	3,834,992	6,232,572	6,133,812	3,746,191	1,558,166	
Impairment loss	-	3,520,933					
Change in fair value of contingent consideration			(1,266,394)	(10,053,754)	-	(2,387,609)	
Gain on disposition	(54,306,974)			(3,707,993)			
Gain on exchange				(11,803,585)		(11,803,585)	
Termination of post retirement plan				(1,812,448)			
Gain on merger			(44,281,066)	-	(45,547,460)	-	
Total operating expenses	27,008,437	92,298,849	74,075,802	171,343,184	3,813,684	35,246,898	
Operating income	74,319,224	13,647,821	62,589,542	60,836,279	49,890,306	23,276,550	
Non-operating income (expense):				-			
Interest expense	(4,375,129)	(3,967,794)	(6,597,738)	(18,430,072)	(3,855,276)	(4,133,159)	
Loss on extinguishment of long-term debt	(30,569)	(558,856)	(769,819)	(3,954,035)	(769,819)	(3,954,035)	
Other income (expense), net	(4,134)	881,938	564,230	450,707	18,693	8,771	
Income before income taxes	69,909,392	10,003,109	55,786,215	38,902,879	45,283,904	15,198,127	
Income tax expense	29,910,025	3,640,787	8,297,802	(48,228,290)	3,780,090	(54,470,821)	
Net income	39,999,367	6,362,322	47,488,413	87,131,169	41,503,814	69,668,948	

Reconciliation of Net Income to SOI

	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2017		Three months ended 12/31/2016	Three months ended 12/31/2017
Net Income	39,999,367	6,362,322	47,488,413	87,131,169		41,503,814	69,668,948
Corporate general and administrative expenses	8,923,117	8,983,860	10,303,503	15,832,406		2,963,915	4,087,306
Radio station exchange transaction costs	1,261,318	349,917	6,381,198	963,979		5,180,625	217,909
Other operating expenses	521,085	-	-	968,603		-	96,860
Depreciation and amortization	2,525,951	3,834,992	6,232,572	6,133,812		3,746,191	1,558,166
Impairment loss		3,520,933					
Change in fair value of contingent consideration	-	-	(1,266,394)	(10,053,754)		-	(2,387,609)
Gain on disposition	(54,306,974)	-	-	(3,707,993)		-	-
Gain on exchange	-	-	-	(11,803,585)		-	(11,803,585)
Termination of post retirement plan	-	-	-	(1,812,448)		-	-
Gain on merger	-	-	(44,281,066)	-		(45,547,460)	-
Interest expense	4,375,129	3,967,794	6,597,738	18,430,072		3,855,276	4,133,159
Loss on extinguishment of long-term debt	30,569	558,856	769,819	3,954,035		769,819	3,954,035
Other income (expense), net	4,134	(881,938)	(564,230)	(450,707)		(18,693)	(8,771)
Income tax expense	29,910,025	3,640,787	8,297,802	(48,228,290)		3,780,090	(54,470,821)
SOI	**33,243,721**	**30,337,523**	**39,959,355**	**57,357,299**		16,233,577	15,045,597
Corporate general and administrative expenses	8,923,117	8,983,860	10,303,503	15,832,406		2,963,915	4,087,306
EBITDA	24,320,604	21,353,663	29,655,852	41,524,893	-	13,269,662	10,958,291

19

BEASLEY BROADCAST GROUP

Reconciliation of Net Income to Pro forma SOI

	Three months ended December 31, 2017	2016	Twelve months ended December 31, 2017	2016
Reported net revenue	58,523,448	53,703,990	232,179,463	136,665,344
Acquired stations	11,453,817	25,444,485	35,863,012	150,102,280
Sold stations	(3,447,728)	(7,719,220)	(17,432,333)	(27,058,550)
Pro-forma net revenue	66,529,537	71,429,255	250,610,142	259,709,074

	Three months ended December 31, 2017	2016	Twelve months ended December 31, 2017	2016
Reported station operating expenses	43,477,851	37,470,413	174,822,164	96,705,989
Acquired stations	8,529,178	20,633,421	24,876,965	121,637,695
Sold stations	(1,786,029)	(4,369,282)	(10,162,677)	(17,717,531)
Pro-forma station operating expenses	50,221,000	53,734,552	189,536,452	200,626,153

	Three months ended December 31, 2017	2016	Twelve months ended December 31, 2017	2016
Pro-forma net revenue	66,529,537	71,429,255	**250,610,142**	**259,709,074**
Pro-forma station operating expenses	50,221,000	53,734,552	189,536,452	200,626,153
Pro-forma SOI	16,308,537	17,694,703	61,073,690	59,082,921

Reconciliation of Pro-Forma SOI to Net Income

	Three months ended December 31, 2017	2016	Twelve months ended December 31, 2017	2016
Net income	69,668,948	41,503,814	87,131,169	47,488,413
Pro-forma net revenue adjustment	8,006,089	17,725,265	18,430,679	123,043,730
Pro-forma station operating expenses adjustment	(6,743,149)	(16,264,139)	(14,714,288)	(103,920,164)
Corporate general and administrative expenses	4,087,306	2,963,915	15,832,406	10,303,503
Transaction expenses	217,909	5,180,625	963,979	6,381,198
Other operating expenses	96,860	-	968,603	-
Depreciation and amortization	1,558,166	3,746,191	6,133,812	6,232,572
Change in fair value of contingent consideration	(2,387,609)	(1,266,394)	(10,053,754)	(1,266,394)
Gain on dispositions	-	-	(3,707,993)	-
Gain on exchange	(11,803,585)	-	(11,803,585)	-
Termination of postretirement benefits plan	-	-	(1,812,448)	-
Gain on merger	-	(44,281,066)	-	(44,281,066)
Interest expense	4,133,159	3,855,276	18,430,072	6,597,738
Loss on modification of long-term debt	3,954,035	769,819	3,954,035	769,819
Other income (expense), net	(8,771)	(18,693)	(450,707)	(564,230)
Income tax expense (benefit)	(54,470,821)	3,780,090	(48,228,290)	8,297,802
SOI	16,308,537	17,694,703	61,073,690	59,082,921
Corporate general and administrative expenses	4,087,306	2,963,915	15,832,406	10,303,503
EBITDA	12,221,231	14,730,788	45,241,284	48,779,418
Stock-based compensation			1,745,134	809,371
Other adjustments			16,996	
Tax add back			1,371,148	1,562,660
Other expenses			-	(445,534)
Format change addback			1,759,508	3,338,067
Severance addback			1,977,584	2,579,893
GMI synergies			-	7,559,457
Adjusted EBITDA			52,111,654	64,183,332

20

BEASLEY
BROADCAST GROUP

Calculation of Adjusted EBITDA

	Year ended 12/31/2011	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2017	Three months ended 12/31/2016	Three months ended 12/31/2017
Net revenue	97,698,634	100,240,597	104,905,720	**101,327,661**	**105,946,670**	**136,665,344**	**232,179,463**	53,703,990	58,523,448
Trade revenue	(4,021,750)	(3,716,233)	(4,334,119)	(3,714,861)	(3,686,037)	(5,337,659)	(9,565,734)	(3,103,602)	(2,649,150)
Station operating expenses	(63,320,617)	(62,528,795)	(67,044,139)	(68,083,940)	(75,609,147)	(96,705,989)	(174,822,164)	(37,470,413)	(43,477,851)
Trade expenses	3,612,523	3,329,490	4,039,668	3,943,850	3,816,742	5,169,351	9,555,484	2,963,494	2,606,491
Corporate general and administrative expenses	(8,046,126)	(8,105,250)	(8,624,395)	(8,923,117)	(8,983,860)	(10,303,503)	(15,832,406)	(2,963,915)	(4,087,306)
Stock-based compensation	618,998	434,079	693,095	1,317,902	1,112,891	809,371	1,745,134	167,527	231,457
Other adjustments	207,487	476,154	100,863	(92,273)	86,247	(90,175)	52,148	52,743	(12,845)
Tax add back	794,350	783,866	772,219	902,195	1,023,618	1,562,660	1,371,148	360,396	299,438
CBS proforma	-	-		126,601	-	-	-	-	-
Format change addback				1,350,412		3,338,066	1,759,508	1,342,022	365,241
Severance addback						3,179,080	1,977,584	1,580,626	262,191
Plus swap soi							3,826,435	-	1,183,273
GMI proforma soi						15,804,392		(250,425)	
Proforma corporate expense						(616,302)		(61,630)	
Less divested New Bern/WFNZ							(134,946)		
prior year GMI adj						252,856			
Proforma synergies						8,911,977		1,082,649	
Adjusted EBITDA	27,543,499	30,913,908	30,508,912	28,154,430	23,707,124	62,639,469	52,111,654	17,403,462	13,244,387

Reconciliation of Adjusted EBITDA to Net Income

	Year ended 12/31/2011	Year ended 12/31/2012	Year ended 12/31/2013	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2016	Year ended 12/31/2017	Three months ended 12/31/2016	Three months ended 12/31/2017
Adjusted EBITDA	27,543,499	30,913,908	30,508,912	28,154,430	23,707,124	62,639,469	52,111,654	17,403,462	13,244,387
Trade revenue	4,021,750	3,716,233	4,334,119	3,714,861	3,686,037	5,337,659	9,565,734	3,103,602	2,649,150
Trade expenses	(3,612,523)	(3,329,490)	(4,039,668)	(3,943,850)	(3,816,742)	(5,169,351)	(9,555,484)	(2,963,494)	(2,606,491)
Stock-based compensation	(618,998)	(434,079)	(693,095)	(1,317,902)	(1,112,891)	(809,371)	(1,745,134)	(167,527)	(231,457)
Other adjustments	(207,487)	(476,154)	(100,863)	92,273	(86,247)	90,175	(52,148)	(52,743)	12,845
Tax add back	(794,350)	(783,866)	(772,219)	(902,195)	(1,023,618)	(1,562,660)	(1,371,148)	(360,396)	(299,438)
CBS proforma	-	-	-	(126,601)	-	-	-	-	-
Format change addback				1,350,412	-	(3,338,066)	(1,759,508)	(1,342,022)	(365,241)
Severance addback				-	-	(3,179,080)	(1,977,584)	(1,580,626)	(262,191)
Plus swap soi				-	-	-	(3,826,435)	-	(1,183,273)
GMI proforma soi				-	-	(15,804,392)	-	250,425	-
Proforma corporate expense				-	-	616,302	-	61,630	-
Less divested New Bern/WFNZ				-	-	-	134,946	-	-
prior year GMI adj				-	-	(252,856)	-	-	-
Proforma synergies				-	-	(8,911,977)	-	(1,082,649)	-
Radio station exchange transaction costs				(1,261,318)	(349,917)	(6,381,198)	(963,979)	(5,180,625)	(217,909)
							(968,603)	-	(96,860)
Employee termination expenses				(521,085)	-	-	-	-	-
Depreciation and amortization	(2,391,531)	(2,097,179)	(2,220,641)	(2,525,951)	(3,834,992)	(6,232,572)	(6,133,812)	(3,746,191)	(1,558,166)
Impairment loss				-	(3,520,933)	-	-	-	-
Change in fair value of contingent consideration					-	1,266,394	10,053,754	-	2,387,609
Gain on disposition					-	-	3,707,993	-	-
Gain on exchange					-	-	11,803,585	-	11,803,585
Termination of post retirement plan					-	-	1,812,448	-	-
Gain on merger					-	44,281,066	-	45,547,460	-
Interest expense	(7,357,943)	(6,488,521)	(7,081,801)	(4,375,129)	(3,967,794)	(6,597,738)	(18,430,072)	(3,855,276)	(4,133,159)
Loss on extinguishment of long-term debt	-	(2,563,979)	(1,260,784)	(30,569)	(558,856)	(769,819)	(3,954,035)	(769,819)	(3,954,035)
Other income (expense), net	243,639	(178,716)	89,758	(4,134)	881,938	564,230	450,707	18,693	8,771
Income tax expense (benefit)	6,725,731	(7,246,887)	(7,031,539)	(29,910,025)	(3,640,787)	(8,297,802)	48,228,290	(3,780,090)	54,470,821
Net income	23,551,787	11,031,270	11,732,179	(11,606,783)	6,362,322	47,488,413	87,131,169	41,503,814	69,668,948
Total debt	127,000,000	117,000,000	106,875,000	97,693,750	89,000,000	268,000,000	225,000,000		
Adjusted EBITDA	27,543,499	30,913,908	30,508,912	28,154,430	23,707,124	62,639,469	52,111,654		
Leverage	4.6	3.8	3.5	3.5	3.8	4.3	4.3		
Adjusted EBITDA	27,543,499	30,913,908	30,508,912	28,154,430	23,707,124	62,639,469	52,111,654		
	27,543,499	30,913,908	30,508,912	28,154,430	23,707,124	62,639,469	52,111,654		
Cash on Balance sheet	-	5,000,000	7,500,000	10,000,000	14,318,494	20,325,415	13,922,390		
Adjusted Debt	127,000,000	112,000,000	99,375,000	87,693,750	74,681,506	247,674,585	211,077,610		
Adjusted Leverage	4.6	3.6	3.3	3.1	3.2	4.0	4.05		

21

BEASLEY BROADCAST GROUP

Reconciliation of Net Income to FCF

	Year Ended December 31,				Quarter Ended December 31,	
	2014	2015	2016	2017	2016	2017
Net income	$ 39,999,367	$ 6,362,322	$ 47,488,413	$ 87,131,169	$ 41,503,814	$ 69,668,948
Corporate general and administrative expenses	8,923,117	8,983,860	10,303,503	15,832,406	2,963,915	4,087,306
Transaction expenses	1,261,318	349,917	6,381,198	963,979	5,180,625	217,909
Other operating expenses	521,085	-	-	968,603	-	96,860
Depreciation and amortization	2,525,951	3,834,992	6,232,572	6,133,812	3,746,191	1,558,166
Change in fair value of contingent consideration	-	-	(1,266,394)	(10,053,754)	(1,266,394)	(2,387,609)
Gain on dispositions	-	-	-	(3,707,993)	-	-
Gain on exchange	(54,306,974)	-	-	(11,803,585)	-	(11,803,585)
Termination of postretirement benefits plan	-	-	-	(1,812,448)	-	-
Gain on merger	-	-	(44,281,066)	-	(44,281,066)	-
Impairment loss	-	3,520,933	-	-	-	-
Loss on modification of long-term debt	30,569	558,856	769,819	3,954,035	769,819	3,954,035
Other income (expense), net	4,134	(881,938)	(564,230)	(450,707)	(18,693)	(8,771)
Income tax expense (benefit)	29,910,025	3,640,787	8,297,802	(48,228,290)	3,780,090	(54,470,821)
Station stock-based compensation	101,362	110,781	112,327	54,163	3,091	(149,367)
Corporate general and administrative expenses	(7,706,577)	(7,981,750)	(9,606,459)	(14,141,435)	(2,799,479)	(3,706,482)
Amortization of loan fees	369,922	339,924	670,369	2,150,450	395,122	510,026
Interest income	73,367	61,319	32,639	127,270	6,687	39,990
Current income tax expense	(5,481,699)	(1,850,676)	(1,053,857)	(289,563)	1,972,256	22,666
Capital expenditures	(3,047,388)	(2,129,084)	(2,940,757)	(4,192,614)	(868,366)	(1,230,148)
FCF	$ 13,177,579	$ 14,920,243	$ 20,575,879	$ 22,635,498	$ 11,087,612	$ 6,399,123

22